UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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BIOPHAN TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOPHAN TECHNOLOGIES, INC.
Notice Of Special Meeting Of Stockholders
to be held on
Friday, September 12, 2008
At 10:00 a.m.
The Lennox Tech Enterprise Center
150 Lucius Gordon Drive
West Henrietta, New York 14586

Dear Stockholder:

You are invited to attend the Special Meeting of Stockholders of Biophan Technologies, Inc. (the “Company”), which will be held at the Lennox Tech Enterprise Center, 150 Lucius Gordon Drive, West Henrietta, New York 14586, on Friday, September 12, 2008, at 10:00 a.m. Eastern Daylight Time, for the following purposes:

1.
To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 800,000,000 shares, par value $0.005 per share, as set forth on the Certificate of Amendment to the Articles of Incorporation included with this Notice as Annex A.

2.	To elect a Board of seven directors to hold office for the ensuing year and until the election and qualification of their respective successors.

3.	Approve the Company’s 2008 Incentive Stock Plan, a copy of which is included with this Notice as Annex B.

4.	Approve Freed, Maxick & Battaglia, CPAs, PC. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2009.

5.	To transact such other business as may properly come before the meeting.

The attached material includes the Notice of Special Meeting and the Proxy Statement, which more fully describes the business to be transacted at the meeting and are made a part of this Notice. We ask that you give them your careful attention.

Stockholders of record at the close of business on July 25, 2008 are entitled to notice of, and to vote at, this Special Meeting and any adjournment thereof.

We hope that you plan to attend the Special Meeting personally, and we look forward to seeing you. If you will not be attending the meeting, we request that you vote your shares as promptly as possible. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

The Board of Directors recommends that you approve the proposals set forth in this Proxy.

Thank you for your continued support and confidence.

By Order of the Board of Directors,

/s/ John Lanzafame
John Lanzafame, Chief Executive Officer

Pittsford, New York
August 5, 2008

TABLE OF CONTENTS

Notice of Special Meeting of Stockholders	1
PROXY STATEMENT	2
Introduction	2
Purpose of the Special Meeting	2
Who Can Vote	3
How to Vote	3
Revoking a Proxy	3
Quorum and Voting Requirements	3
Dissenter’s Rights of Appraisal	4
Proxy Solicitation Costs and Methods	4
Communication with the Board of Directors	4
Security Ownership of Certain Beneficial Owners and Management
Directors and Executive Officers
Certain Relationships and Related Transactions

PROPOSAL NO. 1 - To Approve The Amended Certificate Of Incorporation To Increase The Number Of Shares Of Common Stock That The Company Is Authorized To Issue To 800,000,000 Shares.	19

PROPOSAL NO. 2 - To Elect A Board Of Seven Directors To Hold Office For The Ensuing Year And Until The Election And Qualification Of Their Respective Successors.	21

PROPOSAL NO. 3 – To Approve The Corporation’s 2008 Incentive Stock Plan.	22

PROPOSAL NO. 4 – To Approve Freed, Maxick & Battaglia, CPAs, PC. As The Company’s Independent Registered Public Accounting Firm For The Fiscal Year Ending February 28, 2009.	23

PROPOSAL NO. 5 – To Transact Such Other Business As May Properly Come Before The Meeting.	24

BIOPHAN TECHNOLOGIES, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
SEPTEMBER 12, 2008

To the Stockholders of
BIOPHAN TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Biophan Technologies, Inc. (hereinafter called “Biophan” or the “Company” or the “Corporation”) will be held at Lennox Tech Enterprise Center, 150 Lucius Gordon Drive, West Henrietta, New York 14586 on September 12, 2008 at 10:00 a.m.. Eastern Daylight Time for the following purposes:

1.
To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 800,000,000 shares, par value $0.005 per share, as set forth on the Amended Articles of Incorporation included with this Notice as Annex A.

2.	To elect a Board of seven directors to hold office for the ensuing year and until the election and qualification of their respective successors.

3.	Approve the Company’s 2008 Incentive Stock Plan, a copy of which is included with this Notice as Annex B.

4.	Approve Freed, Maxick & Battaglia, CPAs, PC. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2009.

5.	To transact such other business as may properly come before the meeting.

The attached material includes the Notice of Special Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

We hope that you plan to attend the Special Meeting personally, and we look forward to seeing you. If you will not be attending the meeting, we request that you vote your shares as promptly as possible. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

The Board of Directors recommends that you approve the proposals set forth in this Proxy.

Thank you for your continued support and confidence.

By Order of the Board of Directors

/s/ John Lanzafame
John Lanzafame, Chief Executive Officer

Pittsford, New York
August 5, 2008

Your vote is important.

If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

BIOPHAN TECHNOLOGIES, INC.
15 Schoen Place
Pittsford, New York 14534
(585) 267-4800

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 12, 2008

Introduction

The accompanying proxy is solicited by the Board of Directors on behalf of Biophan Technologies, Inc., a Nevada corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) of Biophan Technologies, Inc. (the “Company”) to be held on Friday, September 12, 2008 at Lennox Tech Enterprise Center, 150 Lucius Gordon Drive, West Henrietta, New York 14586 at 10:00 a.m. Eastern Daylight Time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Special Meeting. The date of this Proxy Statement is July 30, 2008, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders entitled to vote at the Special Meeting.

Purpose of the Special Meeting

The purpose of the meeting is to vote on the following matters:

1.
To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 800,000,000 shares, par value $0.005 per share, as set forth on the Amended Articles of Incorporation included with this Notice as Annex A.

2.	To elect a Board of seven directors to hold office for the ensuing year and until the election and qualification of their respective successors.

3.	Approve the Company’s 2008 Incentive Stock Plan, a copy of which is included with this Notice as Annex B.

4.	Approve Freed, Maxick & Battaglia, CPAs, PC. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2009.

5.	To transact such other business as may properly come before the meeting.

GENERAL

Who Can Vote? Record Date and Voting Securities.

Only stockholders of record as of the close of business on July 25, 2008 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of July 25, 2008, there were 174,709,892 shares of Common Stock of the Company issued and outstanding; these are our only outstanding voting securities. Each stockholder is entitled to one vote for each share of Common Stock held. A majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

How to Vote. Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

If we receive the enclosed proxy, properly executed and dated, in time to be voted at the Special Meeting, the Proxy Committee, consisting of Rebecca Dunn and Stuart McDonald, will vote the shares represented by it in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

•	FOR each of the nominees for election as Director;
•	FOR the approval of an amendment to our Amended Certificate of Incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 800,000,000; and
•	FOR the approval of the Biophan Technologies, Inc. 2008 Incentive Stock Plan; and
•	FOR the ratification of the selection of Freed, Maxick & Battaglia, CPAs, PC. as our independent registered public accounting firm for our fiscal year ending February 28, 2009.

The shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement of the annual meeting.

Revoking a Proxy

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by either of the following actions:

1. Filing a written notice of revocation with the Secretary of the Company at 15 Schoen Place, Pittsford, New York 14534; or

2. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Quorum and Voting Requirements

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. On the Record Date, there were 174,709,892 shares of Common Stock issued and outstanding; consequently, the presence in person or by proxy of the holders of at least 87,354,947 shares will be necessary to establish a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN," on a matter are treated as being present at the meeting for purposes of establishing a quorum.

Dissenters' Rights of Appraisal

Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the actions proposed by the Company herein. Furthermore, the Company does not intend voluntarily to provide dissenting stockholders with any such rights.

Broker Non-Votes

Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients who are the beneficial owners of the shares, brokers do not have discretion to vote these shares on non-routine matters. The only proposal to be voted on at this Special Meeting that is a non-routine matter is the proposal to amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 800,000,000 shares. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card expressly instructing that the broker is NOT voting on this non-routine matter. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

Proxy Solicitation Costs and Methods

The costs of soliciting proxies will be borne by the Company. The Company will solicit stockholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have Common Stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation. The Company has engaged the services of Morrow & Co., Inc. to assist in the solicitation of proxies. Employees and agents of Morrow & Co., Inc. will solicit proxies, and will request beneficial owners of our Common Stock to instruct their banks, brokers, and other custodians, nominees and fiduciaries to deliver proxies, using the mail, telephone and other means of electronic communication. The fees and out-of-pocket expenses of Morrow & Co., Inc. are estimated to be approximately $50,000 and will be borne by the Company.

Communication with the Board of Directors - Stockholder Proposals

Should a stockholder desire to include in next year’s proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company, c/o 15 Schoen Place, Pittsford, New York 14534. The Company expects to print its proxy statement on or about July 1, 2009. Shareholder proposals must be received at our principal executive offices within a reasonable time before the Company begins to print and send its proxy materials to its stockholders.

Annual Report on Form 10-K

We have enclosed with this proxy statement our annual report on Form 10-K for fiscal year ended February 29, 2008, as filed with the Securities and Exchange Commission. This reports include our audited financial statements, along with other information about us, which we encourage you to read.

To obtain an additional copy of our annual report on Form 10-K without charge, please address your request to Margaret V. Russell, CFO, Attention: Annual Report Request, 15 Schoen Place, Pittsford, NY 14534, or telephone us at (585) 267-4800.

You can also obtain a copy of our annual report on Form 10-K and the other periodic filings that we make with the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database located at www.sec.gov.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, none of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the special meeting, except as described herein.

1. Each of the persons standing for election as a director of the Corporation presently is a director, and their beneficial holdings in the Corporation’s Common Stock is set forth below:

Director	Age	Title	Beneficial Common Stock Ownership	Percent Beneficially Owned
Stan Yakatan	65	Director and Chairman of the Board	500,000	*
John F. Lanzafame	41	Director, Chief Executive Officer	2,068,333	1.2%
Theodore A. Greenberg	48	Director	259,000	*
Bonita L. Labosky	66	Director	256,000	*
Guenter Jaensch	69	Director	1,896,000	1.1%
Travis E. Baugh	53	Director	150,000	*
Harold Gubnitsky	45	Director	150,000	*

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The principal occupations and business experience for at least the past five years of each director nominee is as follows:

Stan Yakatan is Chairman and Chief Executive Officer of Katan Associates, a private company which he founded in May 1989 that provides advisory services and strategic planning for companies in the life sciences industry. From June 2003 to August 2005, Mr. Yakatan was Chairman and Chief Executive Officer of Grant Life Sciences, a publicly-traded company engaged in the research, development, marketing, and sale of diagnostic kits for the screening, monitoring, and diagnosis of diseases with emphasis on women's health, infectious diseases, and cancers. Mr. Yakatan continues to serve as a Director of Grant Life Sciences. He is also a Director of Response Biomedical Corp. and LifePoint, Inc. and of several privately-held companies in the life sciences industry. From 1968 until he founded Katan Associates in 1989, Mr. Yakatan held various senior executive positions with New England Nuclear Corporation (a division of E.I. DuPont), ICN Pharmaceuticals, Inc., New Brunswick Scientific Co., Inc. and Biosearch. Mr. Yakatan is the Chairman of Biocomm Inc., a venture capital firm, and has founded and served as Chief Executive Officer of numerous entrepreneurial ventures in the biomedical and healthcare sectors. He has served as a strategic advisor to government agencies in Canada and Australia.

John F. Lanzafame joined Biophan in 2004 and was named Interim Chief Executive Officer in October 2007. Previously Mr. Lanzafame served as Vice President - Business Development and President of Nanolution, LLC, the drug delivery division of Biophan. In 2006, Mr. Lanzafame was promoted to Chief Operating Officer of Biophan and to lead operations and business development for the Company. From 1989 to 2004, Mr. Lanzafame was employed by STS Biopolymers, Inc., a privately held medical device company that marketed high performance polymer-based coatings for the medical device industry, including drug eluting surfaces for devices such as coronary stents and indwelling catheters, serving in a variety of positions from 1989 to 2003 and as President beginning in 2003. Mr. Lanzafame left STS Biopolymers in 2004, following sale of the company to Angiotech Pharmaceuticals, Inc.. Mr. Lanzafame is a member of the Board of Directors of NaturalNano, Inc.

Theodore A. Greenberg is Chief Investment Officer, Chief Financial Officer, Secretary, and is a member of the Board of Directors of Infinity Capital Group, Inc., a business development company which he joined in 2005. Since 2004 he has been, and continues to be, a project consultant and advisor and has provided services to various companies. In 1999, Mr. Greenberg co-founded Park Avenue Equity Partners, LP, a $100 million middle market private equity fund and he was a general partner until 2003. From 1998 to 1999, Mr. Greenberg was the Chief Financial Officer of Development Capital, LLC. Mr. Greenberg has been a director of Biophan since April 2006.

Bonita L. Labosky has, since December 2006, been President and CEO of Cardiac Concepts, Inc., a Minneapolis-based company developing new medical device technologies. From 2000 until December 2006, she was Group Vice President and member of the Executive Committee of Welch Allyn, Inc., a provider of innovative medical diagnostic devices, patient monitoring systems, and external defibrillators. During her tenure at Welch Allyn, Inc., Ms. Labosky also served as a member of the firm's Executive Committee. From 1993 until 2000, she was a Vice President of Medtronic, Inc., serving as General Manager for Heart Failure Management from 1997 through 2000, General Manager for Micro Interventional Systems from 1996 through 1997, and General Manager of the Promeon Division from 1993 through 1997. From 1989 through 1993, she was a research and development director at Medtronic and from 1978 through 1988 she held various management positions (including Vice President and General Manager) with SPSS, Inc. Ms. Labosky joined our Board of Directors in March 2007.

Guenter H. Jaensch, Ph.D. is the former Chairman and CEO of Siemens Pacesetter, Inc., a manufacturer of cardiac pacemakers. During his more than twenty-five years at Siemens, Dr. Jaensch held various senior executive positions prior to running Siemens Pacesetter, including President of Siemens Communications Systems, Inc. from August 1983 to March 1985, Chairman and President of Siemens Corporate Research and Support, Inc., from April 1982 to September 1991 and Chairman and CEO of Siemens Pacesetter, Inc. and Head of the Cardiac Systems Division of Siemens AG Medical Engineering Group from October 1991 to September 1994. In 1994, upon the acquisition of Pacesetter by St. Jude Medical, Inc., he joined St. Jude Medical as Chairman and CEO of Pacesetter, Inc. and retired in 1995 to manage his personal investments. Since December 1997 he has been a director of MRV Communications, a publicly traded company in the fiber optic technology business. Dr. Jaensch has been a director of Biophan since March 2002.

Travis E. Baugh is currently the founder, president and chief executive officer of Lifecap Resources, LLC, a consulting firm providing early stage life sciences companies with expertise in a wide range of areas, including capital formation, accounting and finance, evaluation of new technologies, formulating FDA strategy / clinical trial design, and international regulatory strategy. In 1995, he co-founded MicroMed Cardiovascular, Inc., a medical device company focused on the development and marketing of a miniaturized blood pump known as the DeBakey VAD® that is used to treat congestive heart failure. As CFO, Mr. Baugh raised seed funding, venture capital, and bank financing totaling over $60 million. In 2005, he became CEO and took the company public, raising an additional $25 million through three secondary PIPE transactions. Mr. Baugh has served on numerous boards and is currently serving on the board of DFB Pharmaceuticals Inc., a private diversified pharmaceutical company based in Texas.

Harold Gubnitsky is executive vice president of XL Techgroup, Inc., a unique value creation company focused on inventing and growing new companies in the biotech, ecotech, and medtech business sectors. Mr. Gubnitsky is a seasoned executive who has worked with and within several large, medium, and small corporations with a wide range of responsibilities spanning executive management and operations. In 2001, Mr. Gubnitsky founded Semtor Corporation, a technology services company, serving as its CEO. Prior to Semtor, he was an officer and senior executive of Proxicom, a technology business consulting firm with a market capitalization in excess of $1.5 billion. Previously, Mr. Gubnitsky served as vice president of Cambridge Technology Partners where he led numerous vendor/partner relationships and was responsible for selling and managing several Fortune 100 relationships. Prior to Cambridge, Mr. Gubnitsky served as part of the management team at Accenture.

2. Director Compensation

Directors who are also our employees do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, receive an annual cash fee of $8,000. Dr. Jaensch received an additional $7,500 and $30,000 for serving as Chairman of the Board during years ended February 29, 2008 and February 28, 2007, respectively. In addition, non-employee directors have received options under our 2006 Incentive Stock Plan and, in the future will receive options under our 2008 Incentive Stock Plan (if approved by the shareholders at the Special Meeting). All directors receive reimbursement for their reasonable expenses incurred in attending Board meetings. An additional $3,000 per year is paid to the Chairman of the Audit Committee. Otherwise, no additional compensation is paid to any director for serving as a member of any committee of the Board. We maintain directors and officers liability insurance.

The following table shows compensation to non-employee nominee directors for the fiscal years ended February 29, 2008 and February 28, 2007:

 DIRECTOR COMPENSATION (1)

Name	Fiscal Year	Fees Earned or Paid in Cash ($)		Option Awards ($) (2)		All Other Compensation ($)		Total ($)
Guenter H. Jaensch	2008	$15,500	(9)	$105,937	(14)	$0		$121,437
	2007	$38,000	(3)	$24,834	(6)	$0		$62,834
Theodore A. Greenberg	2008	$11,000	(10)	$32,347	(15)	$0		$43,347
	2007	$6,000	(4)	$24,834	(7)	$0		$30,834
Stan Yakatan	2008	$8,000	(11)	$75,428	(16)	$10,000	(18)	$93,428
	2007	$2,000	(5)	$5,165	(8)	$0		$7,165
Bonita L. Labosky	2008	$8,000	(12)	$27,320	(17)	$0		$35,320
Travis E. Baugh	2008	$0	(13)	$0		$0		$0
Harold Gubnitsky	2008	$0	(13)	$0		$0		$0

(1) Certain columnar information required by Item 402(k)(2) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the fiscal years ended February 29, 2008 and February 28, 2007.

(2) The reported amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended February 29, 2008 and February 28, 2007, in accordance with FAS 123R, of awards pursuant to our Stock Incentive Plans and may include amounts from awards granted both in and prior to the fiscal years ended February 29, 2008 and February 28, 2007. As required, the amounts shown exclude the impact of any forfeitures related to service-based vesting conditions. The actual amount realized by the director will likely vary based on a number of factors, including the Company's performance, stock price fluctuations and applicable vesting.

(3) Includes a $30,000 fee for service as Chairman of the Board and an $8,000 fee for service on the Board.

(4) Elected to the Board in April 2006.

(5) Elected to the Board in December 2006.

(6) An option for the purchase of 40,000 shares of common stock at an exercise price of $1.06 per share was granted to Dr. Jaensch on July 18, 2006. This option becomes fully vested and exercisable on the earlier of (i) completion of one year of service as a director measured from the date of grant or (ii) continuation of such service through the day immediately preceding the first annual shareholders meeting following the date of grant. The expense for this option is pro-rated over the vesting period. This option has a termination date of July 18, 2016. At February 28, 2007, Dr. Jaensch held options for the purchase of an aggregate of 715,000 shares of common stock, of which options for the purchase of 627,500 shares were exercisable.

(7) An option for the purchase of 40,000 shares of common stock at an exercise price of $1.06 per share was granted to Mr. Greenberg on July 18, 2006. This option becomes fully vested and exercisable on the earlier of (i) completion of one year of service as a director measured from the date of grant or (ii) continuation of such service through the day immediately preceding the first annual shareholders meeting following the date of grant. The expense for this option is pro-rated over the vesting period. This option has a termination date of July 18, 2016. At February 28, 2007, Mr. Greenberg held options for the purchase of an aggregate of 40,000 shares of common stock, none of which were exercisable.

(8) An option for the purchase of 40,000 shares of common stock at an exercise price of $0.45 per share was granted to Mr. Yakatan on December 1, 2006. This option becomes fully vested and exercisable on the earlier of (i) completion of one year of service as a director measured from the date of grant or (ii) continuation of such service through the day immediately preceding the first annual shareholders meeting following the date of grant. The expense for this option is pro-rated over the vesting period. This option has a termination date of December 1, 2016. At February 28, 2007, Mr. Yakatan held options for the purchase of an aggregate of 40,000 shares of common stock, none of which were exercisable.

(9) Includes a $7,500 fee for service as Chairman of the Board and an $8,000 fee for service on the Board; resigned as Chairman of the Board December 2007.

(10) Includes a $3,000 fee for services as Chairman of the Audit Committee.

(11) Named Chairman of the Board January 2007.

(12) Elected to the Board in March 2007.

(13) Elected to the Board in February 2008.

(14) An option for the purchase of 403,500 shares of common stock at an exercise price of $0.28 per share was granted to Dr. Jaensch on July 27, 2007.

(15) An option for the purchase of 69,000 shares of common stock at an exercise price of $0.28 per share was granted to Mr. Greenberg on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017.

(16) An option for the purchase of 300,000 shares of common stock at an exercise price of $0.28 per share was granted to Mr. Yakatan on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017.

(17) An option for the purchase of 40,000 shares of common stock at an exercise price of $0.42 per share was granted to Ms. Labosky on March 9, 2007. This option becomes fully vested and exercisable on the earlier of (i) completion of one year of service as a director measured from the date of grant or (ii) continuation of such service through the day immediately preceding the first annual shareholders meeting following the date of grant. This option has a termination date of March 9, 2017. In addition, an option for the purchase of 66,000 shares of common stock at an exercise price of $0.28 per share was granted to Ms. Labosky on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017.

(18) Other compensation consists of fees for consulting services performed by Mr. Yakatan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Discussion and Analysis describes our policies with respect to the compensation of the Chief Executive Officer and the other executive officers during the fiscal year ended February 29, 2008. The Compensation Committee of the Board of Directors (the “Compensation Committee”), consists of Stanley Yakatan and Bonita Labosky, both of whom are independent directors who have not been officers of the Corporation at any time. The Compensation Committee is responsible for setting the policies which govern base salary compensation and bonuses, as well as the Corporation’s benefit plans and incentive stock plans, and for determining the amounts payable under these plans.

Compensation of executive officers (with the exception of the Chief Executive Officer) is reviewed by the Chief Executive Officer with the Compensation Committee and is discussed, reviewed and approved by the full Board of Directors. The compensation of the Chief Executive Officer is discussed, reviewed and approved by the Compensation Committee.

Overview

The Compensation Committee is committed to developing and maintaining compensation policies, plans and programs which are intended to retain its executive officers. The Corporation’s compensation policies also are designed to promote increased stockholder values, by aligning the financial interests of the Corporation’s executive officers with those of its stockholders. The Corporation believes that its current policies, plans and programs are adequate for this purpose.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Corporation’s annual report on Form 10-K for the fiscal year ending February 28, 2009.

Components of Biophan's Compensation Program

The compensation program for our Named Executive Officers consists of:

(1) Base salary;
(2) Long-term incentive compensation, including:
(i) Stock Options, Restricted Stock, and Restricted Stock Units,
(ii) Stock Appreciation Rights, and Other Stock-Based Awards,
(iii) Broad-based Employee Benefits

(1) Base Salary

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon proxy disclosures, individual leadership, level of responsibility, management skills and industry activities. The Company does not currently have a bonus program for its executives.

(2) Long Term Incentive Compensation

(i) Stock Options, Restricted Stock, and Restricted Stock Units.

As of February 29, 2008, the Company had two equity-based compensation plans, entitled Biophan Technologies, Inc. 2001 Stock Option Plan and Biophan Technologies, Inc. 2006 Incentive Stock Plan (the "Plans"), which are stockholder approved. The Plans provide for the grant of incentive and non-qualified stock options to employees, and the grant of non-qualified options to consultants and to directors and advisory board members. In addition, various other types of stock-based awards, such a stock appreciation rights, may be granted under the Plans. The Plans are administered by the Compensation Committee of our Board of Directors, which determines the individuals eligible to receive options or other awards under the Plans, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the Plans. Under the 2006 Plan, non-employee directors received, and under the 2008 Incentive Stock Plan (if approved by the Stockholders) will receive automatic grants of options for the purchase of 40,000 shares of common stock (i) upon the initial election to the Board of Directors and (ii) at each successive Annual Meeting at which they are re-elected to the Board. Under the 2001 Plan, 13,000,000 shares of our common stock were reserved for issuance pursuant to options or restricted stock awards; at February 29, 2008, 44,480 shares were available for future option grants and awards. Under the 2006 Plan, 7,500,000 shares of our common stock were reserved for issuance pursuant to options or restricted stock awards; at February 29, 2008, 26,566 shares were available for future option grants and awards.

To date, option awards have been solely in the form of non-qualified stock options granted under the Plans. The Compensation Committee grants these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the Board of Directors may determine.

Restricted stock and restricted stock unit awards granted under the Plans may vest (a) solely on the basis of passage of time, (b) solely based on achievement of specified performance criteria or (c) upon the passage of time, subject to accelerated vesting if specified performance criteria are met. The Board of Directors may determine, at the time of grant, that restricted stock or restricted stock unit award being made to an officer will vest solely upon achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each restricted stock or restricted stock unit award intended to so qualify for purposes of Section 162(m) of the Code will be based on one or more of the following measures: sales, earnings per share, return on net assets, return on equity, and customer service levels.

Except as noted below, (a) restricted stock and restricted stock units that vest solely on the basis of passage of time may vest no faster than ratably over three years; and (b) restricted stock and restricted stock units that vest based on achievement of specified performance criteria, or provide for accelerated vesting based upon achievement of specified performance criteria, may not vest earlier than the first anniversary of the date of grant. These vesting restrictions do not apply to restricted stock and restricted stock unit awards collectively with respect to up to 5% of the total number of shares of common stock covered by the 2006 Plan. In addition, the Board of Directors may make exceptions to the vesting limitations described above in the event of the recipient's death, a change in control or other extraordinary circumstances specified in the Plans.

(ii) Stock Appreciation Rights and Other Stock-Based Awards

A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive, at the election of the Board of Directors, an amount in cash or common stock or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. Under the Plans, the Board of Directors has the right to grant other awards of common stock or awards otherwise based upon common stock or other property, including without limitation rights to purchase shares of common stock, having such terms and conditions as the board may determine.

The Company believes that, through the use of stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards, executives' interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding any of these incentives to executives. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

(iii) Broad-based Employee Benefits

As employees, our Named Executive Officers have the opportunity to participate in a number of benefits programs that are generally available to all eligible employees. These benefits include:

o Healthcare Plans— includes medical benefits, dental benefits, behavioral health program, vision and hearing care program, and wellness programs.

o Disability Plans— includes short-term and long-term disability income plans.

o Investing Plans— includes a 401(k) plan.

Qualified Retirement Plan

We maintain a tax-qualified retirement plan that provides all eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under the 401(k) Plan, participants may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the Plan subject to applicable annual Internal Revenue Code limits. Pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Employee elective deferrals are 100% vested at all times. The 401(k) Plan allows for matching contributions to be made by us. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan and all contributions are deductible by us when made.

For eligible employees, our Investing Plans likewise use base and lump-sum merit pay as components of "eligible compensation" under the applicable plans (incentive plan awards are not part of "eligible compensation"). In addition, our "qualified" plans are subject to applicable IRS limits.

SUMMARY COMPENSATION TABLE (1)

The table set forth below summarizes the compensation paid to our named executive officers during the years ended February 29, 2008 and February 28, 2007.

Name and Principal Position	Year	Salary	Bonus(2)		Stock Awards(3)	Option Awards(4)		All Other Compensation (5)		Total
Michael L. Weiner	2008	$185,400	0		0	$280,000	(7)	$238,471	(10)	$788,471
President and CEO	2007	$260,000	0		0	0		$11,758		$271,758

John F. Lanzafame, CEO	2008	$188,419	$100,000	(6)	0	$335,600	(8)	0		$623,919
Vice-President and COO	2007	$188,077	0		0	0		0		$188,077

Stuart G. MacDonald
Vice-President -	2008	$175,000	0		0	$152,600	(9)	0		$327,600
Research	2007	$175,000	0		0	0		0		$175,000

Margaret V. Russell, CFO, Secretary and Treasurer (11)	2008	0	0		0	0		0		0

(1) Certain columnar information required by Item 402(c)(2) of Regulation S-K has been omitted for categories where there has been no compensation awarded to, or paid to, the named executive officers required to be reported in the table during fiscal year ended February 29, 2008 and February 28, 2007.

(2) No bonus was paid to any named executive officer, except as noted. The Company does not have a formal bonus plan, but the Compensation Committee has, from time to time on the recommendation of management, awarded cash bonuses to employees in recognition of exceptional service.
(3) The Company did not issue any stock awards to named executive officers in the fiscal years ended February 29, 2008 and February 28, 2007.
(4) The Company did not issue any options awards to named executive officers in the fiscal year ended February 28, 2007.
(5) Unless otherwise indicated, the aggregate amount of perquisites and other personal benefits given to each of the named executive officers valued at the actual cost to the Company was less than $10,000. These amounts consist of contributions made by the Company to the 401(k) Plan and premiums for long-term disability for each of the officers.
(6) A bonus was awarded to Mr. Lanzafame for his efforts in concluding the Medtronics and Myotech Agreements
(7) An option for the purchase of 1,000,000 shares of common stock at an exercise price of $0.28 per share was granted to Mr. Weiner on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017.
(8) An option for the purchase of 895,000 shares of common stock at an exercise price of $0.28 per share was granted to Mr. Lanzafame on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017. Mr. Lanzafame also received an option for the purchase of 500,000 shares of common stock at an exercise price of $0.17 on September 10, 2007 with 250,000 vesting immediately. The remaining options vested and become exercisable on September 10, 2008. This option has a termination date of September 10, 2017.
(9) An option for the purchase of 545,000 shares of common stock at an exercise price of $0.28 per share was granted to Mr. MacDonald on July 27, 2007. This option became fully vested and exercisable immediately. This option has a termination date of July 27, 2017.
(10) Mr. Weiner resigned effective October 3, 2007. Upon resignation, he received $100,000 and approximately $125,000 of stock.
(11) Ms. Russell commenced employment with the Corporation on July 15, 2008.

Grants of Plan Based Awards

The following table summarizes information concerning stock options granted to the named executive officers during the last completed fiscal year ended February 29, 2008:

Name	Number of Securities Underlying Options/SARS Granted (#)	Percent of Total Options/SARS Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date

Michael L. Weiner	1,000,000	14.23%	$.28	7/27/17

John F. Lanzafame	1,395,000	19.85%	$.17 to $.28	7/27/17 to 9/10/17

Stuart G. MacDonald	545,000	7.76%	$.28	7/2717

Outstanding Equity Awards at Fiscal Year End

The following table presents the number and values of exercisable and unexercisable options at February 29, 2008:

	Option Awards (1)
	Number of		Number of
	Securities		Securities
	underlying		underlying
	Unexercised		Unexercised
	Options		Unearned Options		Option
	(#)		(#)		Exercise	Option
	Exercisable		Unexercisable		Price	Expiration
Name	(Vested)		(Unvested)		($)	Date
Michael L. Weiner	250,000	(2)	0		$0.50	01/01/2011
	250,000	(15)	0		0.43	07/15/2012
	300,000	(3)	0		0.18	10/31/2013
	800,000	(4)	0		0.97	05/10/2014
	1,000,000	(14)	0		0.28	07/27/2017

John F. Lanzafame	100,000	(5)	0		0.67	07/19/2014
	150,000	(6)	0		0.74	09/03/2014
	240,000	(7)	60,000	(7)	1.80	03/15/2015
	183,334	(8)	91,666	(8)	1.56	01/06/2016
	895,000	(14)	0		.28	07/27/2017
	250,000	(9)	250,000	(9)	.17	09/10/2017

Stuart G. MacDonald	100,000	(10)	0		0.50	01/01/2011
	100,000	(11)	0		0.43	07/16/2012
	200,000	(3)	0		0.18	10/31/2013
	340,000	(12)	85,000	(12)	0.97	05/10/2014
	25,000	(13)	0		2.60	05/27/2015
	545,000	(14)	0		.28	07/27/2017

(1) Certain columnar information required by Item 402(n) (2) of Regulation S-K has been omitted for categories where there has been no compensation awarded to, or paid to, the named executive officers required to be reported in the table during fiscal year ended February 29, 2008.

(2) These stock options were granted on January 1, 2001, with 100,000 vesting and becoming exercisable immediately. The remaining options vested and became exercisable in three equal annual installments with the first installment vesting on January 1, 2002.

(3) These stock options were granted on October 31, 2003. This option vested and became exercisable in four equal annual installments with the first installment vesting on October 31, 2003.

(4) These stock options were granted on May 10, 2004. This option becomes vested and exercisable after the following contingencies were met.
a. 400,000 options upon completion of a financing deal, and,
b. 400,000 options upon completion of a substantial licensing and/or strategic transaction.

(5) These stock options were granted on July 19, 2004. This option becomes vested and exercisable in four equal annual installments with the first installment vesting July 19, 2004.

(6) These stock options were granted September 3, 2004. This option becomes vested and exercisable in four equal annual installments with the first installment vesting September 3, 2004.

(7) These stock options were granted on March 10, 2005. This option becomes vested and exercisable after the following contingencies are met.
a. 90,000 options upon completion of a financing deal vest and become exercisable in three equal semi-annual installments with the first installment vesting March 15, 2005,
b. 150,000 options upon completion of a substantial licensing and/or strategic transaction vest and become exercisable in three equal semi-annual installments with the first installment vesting March 15, 2005, and
c. 60,000 options upon completion of a listing on a major exchange vest and become exercisable in three equal semi-annual installments with the first installment vesting on the date of completion.

(8) These stock options were granted on January 6, 2006. This option becomes vested and exercisable in three equal annual installments with the first installment vesting on January 6, 2007.

(9) These stock options were granted on September 10, 2007. One-half vest and become exercisable immediately and the remainder vest and become exercisable in one year.

(10) These stock options were granted January 1, 2001. This option vested and became exercisable in five equal annual installments with the first installment vesting January 1, 2002.

(11) These stock options were granted July 16, 2002. This option vested and became exercisable on December 31, 2002.

(12) These stock options were granted on May 10, 2004. This option becomes vested and exercisable after the following contingencies are met.
a. 127,500 options upon completion of a financing deal,
b. 212,500 options upon completion of a substantial licensing and/or strategic transaction, and
c. 85,000 options upon completion of a listing on a major exchange.

(13) These stock options were granted May 27, 2005. This option vested and became exercisable on May 27, 2005.

(14) These stock options were granted July 27, 2007. They vested and became exercisable immediately.

(15) These stock options were granted July 16, 2002. They vested and became exercisable immediately.

Options Exercised and Stock Vested

No named executive officer exercised options in the fiscal years ended February 29, 2008 or February 28, 2007. Options held by the following named executive officers vested during the years ended:

	February 29,	February 28,
	2008	2007
Michael L. Weiner	800,000	0
John F. Lanzafame	1,299,167	154,127
Stuart G. MacDonald	545,000	50,000

Employment Agreements

Each of John F. Lanzafame, Chief Executive Officer, former Chief Operating Officer and Vice President of Business Development; Michael L. Weiner, former President and former Chief Executive Officer; and Stuart G. MacDonald, Vice President of Research and Development, has entered into an employment agreement with Biophan.

Mr. Weiner resigned effective October 3, 2007. Upon his resignation Mr. Weiner received $100,000 severance payment, $25,000 of accrued vacation benefits and stock valued at approximately $125,000. In addition, Mr. Weiner became immediately vested in any options, warrants, retirement plan or agreements then in effect. Mr. Weiner's vested warrants and options remain exercisable for the life of the applicable agreement.

The employment agreements for Messrs. Lanzafame and MacDonald are terminable by either us or the employee upon 30 days' notice or immediately by us for cause (as defined in their employment agreements) or upon the death or disability of the employee. However, Messrs. Lanzafame and MacDonald are entitled to receive severance equal to six months' base salary, payable in three equal installments within fifteen (15), thirty (30) and sixty (60) days following termination in the event that the employee is terminated by us within ninety (90) days following a change in control. In addition, under such circumstances each of them will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the employment agreements for Messrs. Lanzafame and MacDonald "change in control" means (1) on the date of the merger or consolidation of Biophan with another entity where the members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation; (2) on the date Michael L. Weiner is terminated as CEO of the Company; or (3) on the date of the sale or other disposition of all or substantially all of the assets of Biophan.

In the event of termination for cause, all unexercised warrants and options held by the applicable employee, whether or not vested, will be canceled and the employee will not be eligible for severance payments. In the event of voluntary termination, all vested warrants and options remain exercisable for the life of the applicable agreement.

Termination and Change in Control Tables

The tables below outline the potential payments to our Chief Executive Officer and other Named Executive Officers upon the occurrence of certain termination triggering events. For the purposes of the table, below are the standard definitions for the various types of termination, although exact definitions may vary by agreement and by person.

"Voluntary termination" means a termination initiated by the executive officer.

"Voluntary termination for Good Reason" generally means termination initiated by the executive officer (i) following a change in control as defined above (ii) due to a material breach by the Company under the employment agreement or (iii) a significant change in the executive officer's duties.

"Involuntary Termination—Disability" means entitlement to long-term disability benefits under the Company Disability Income Plan, as amended and any successor plan, or a determination of a permanent and total disability under a state workers compensation statute.

"Involuntary Termination— For Cause" means the occurrence of one or more of the following events (i) the Executive willfully refuses to obey reasonable and lawful orders of the CEO or the Board of Directors; (ii) the Executive has willfully breached or habitually neglected his duty and has failed to correct his behavior within five (5) days following receipt of written notice of such concerns; (iii) the Executive has been convicted in a court of law of a crime or offense which involves dishonesty or fraud; (iv) the Executive has breached any of the Executive's obligations pursuant to this Agreement; or (v) the Executive has committed an intentional tort against the Company or its Executives.

"Involuntary Termination— Not for Cause" means an involuntary termination for reasons other than "For Cause" as defined above.

"Involuntary Termination for Change-in-Control" occurs when a named executive is terminated after the completion of change in control as described above in Employment Contracts.

No Named Executive Officer is entitled to a payment in connection with Involuntary Termination—For Cause.

John F. Lanzafame
Vice-President - Chief Executive Officer (Former Business Development, Chief Operating Officer)

	Voluntary
	Termination
Executive Benefits and Payments Upon	Good Reason or	Disability or	Involuntary Termination		Change in
Termination(1)	Retirement	Death	For Cause	Not For Cause	Control
Compensation
Severance(2)	0	0	0	0	$99,000
Benefits and Perquisites(3)
401(k) Match(4)	0	0	0	0	3,960
Health Insurance(5)	0	0	0	0	4,600
Long-Term Disability premiums(5)	0	0	0	0	240

Stuart G. MacDonald
Vice-President - Research and Development

	Voluntary
	Termination
Executive Benefits and Payments Upon	Good Reason or	Disability or	Involuntary Termination		Change in
Termination(1)	Retirement	Death	For Cause	Not For Cause	Control
Compensation	0	0	0	0	$87,500
Severance(2)
Benefits and Perquisites(3)	0	0	0	0	3,500
401(k) Match(4)
Health Insurance (5)	0	0	0	0	1,600
Long-Term Disability premiums(5)	0	0	0	0	640

(1) For purposes of this analysis, we assume that the Named Executive Officer's compensation is as follows: John Lanzafame’s current base salaries are $199,000; Stuart MacDonald's current base salary is $175,000.
(2) Severance is calculated as follows: John Lanzafame and Stuart MacDonald receive six (6) months of base salary for Involuntary Termination-Change in Control.
(3) Payments associated with benefits and perquisites are limited to the items listed. No other continuation of benefits or perquisites occurs under the termination scenarios listed.
(4) 401(k) Employer Match is calculated on salary paid as per Safe Harbor provision of the 401(k) Plan up to the maximum allowable contribution.
(5) Health Insurance and Long-Term Disability continuation is calculated as follows: John Lanzafame and Stuart MacDonald at six (6) months.

2008 INCENTIVE STOCK PLAN

On July 10, 2008, the Board of Directors of the Corporation, subject to approval by the Corporation’s stockholders, adopted the “Biophan Technologies, Inc. 2008 Incentive Stock Plan” (hereinafter referred to as the “Plan”), a copy of which is attached as Annex B, and ratified certain stock grants made thereunder. The Plan permits the grant of nonqualified stock options, incentive stock options and awards of common stock or restricted stock eligible employees, directors and independent contractors of the Corporation and its subsidiaries.

The objectives of the Plan are to optimize the profitability and growth of the Corporation through incentives that are consistent with the Corporation’s goals and that link the personal interests of participants in the Plan to those of the Corporation’s stockholders, to provide Plan participants with an incentive for excellence in individual performance, and to promote teamwork among Plan participants.

The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of Plan participants who make significant contributions to the Corporation’s success and to allow Plan Participants to share in that success.

The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to its terms, until all ten million (10,000,000) common shares that are reserved for the Plan have been awarded, purchased or acquired according to the Plan’s provisions. However, in no event may an award of any incentive stock option be granted under the Plan on or after the tenth (10th) anniversary of the Plan’s effective date.

Pursuant to the Plan, the Compensation Committee of the Board of Directors may, from time to time, select from all eligible employees, directors and independent contractors, those to whom awards shall be granted under the Plan and shall determine the nature and amount of each award, and all material terms of the award, including vesting and pricing; provided, however, that incentive stock options shall only be awarded to employees of the
Corporation or its subsidiaries.

Each person who, subsequent to the effective date of the Plan, is for the first time elected or appointed to the Board of Directors and who qualifies, at such time, as a non-employee director, will be granted a stock award of 150,000 shares of restricted stock, on terms and conditions set forth in the Plan. All restricted stock awarded to such directors vests upon the completion by such director of one (1) year of board service measured from the date of the award. Each non-employee director who remains a director for more than one year will receive nonqualified stock options to purchase 40,000 common shares, on terms and conditions set forth in the Plan, at an option price per share equal to the fair market value of a share on the date of such award, determined in accordance with the Plan. All Options granted to non-employee directors expire on the tenth (10th) anniversary of the date of award, subject to earlier termination as provided in the Plan. The right of non-employee directors to receive awards pursuant to the Plan are in lieu of all rights to receive options automatically under the Corporation’s 2001 Stock Option Plan, the Corporation’s 2006 Incentive Stock Plan or any other plan that does not specifically provide that such options or other award are in lieu of or in addition to the stock awards to which the non-employee directors are entitled under the Plan.

Subject to the terms and provisions of the Plan, stock options may be granted to Plan participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Compensation Committee of the Board. Each stock option grant shall be evidenced by an award agreement that shall specify the option exercise price, the duration of the option, the number of shares to which the option pertains, the period for the vesting of rights to exercise the options and such other provisions as the Compensation Committee of the Board of Directors shall determine which are not inconsistent with the terms of the Plan; provided, however, that the per-share exercise price shall not be less than the fair market value of the shares on the date of grant, as determined in accordance with the Plan. The exercise price for each option shall equal the fair market value of the shares at the time such option is granted.

Except as otherwise provided in the Plan, each option granted to a Plan participant shall expire at such time as the Compensation Committee of the Board of Directors shall determine at the time of grant. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee of the Board of Directors shall in each instance approve, which need not be the same for each grant or for each Plan participant. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Corporations or its designated agent, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment of the option exercise price for the shares, unless the participant elects a cashless exercise, in accordance with the terms of the Plan.

The only award that has been made or presently contemplated under the Plan is a grant to Mararet V. Russell, on July 14, 2008, in connection with her employment as the Corporation’s Chief Financial Officer, Secretary and Treasurer, of options to purchase 1,700,000 shares of Common Stock as a price of $0.02 per share (the closing price per share of the Corporation’s common stock on that date). The options vest as to 25% as of the date of the grant and then 25% on each of the next three anniversaries of the initial vesting date.

EFFECTIVE DATE
August 5, 2008

If approved at the Special Meeting, the action described herein will be effective immediately upon filing Articles of Amendment with the Secretary of State of Nevada as described herein.

PROPOSAL NO. 1

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE CORPORATION TO INCREASE THE CAPITAL STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE, SUCH THAT THE CORPORATION WILL HAVE THE AUTHORITY TO ISSUE 800,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.005 PER SHARE.

Our Articles of Incorporation, as amended, currently authorize the Company to issue 250,000,000 shares of Common Stock, par value $0.005 per share. The Company proposes to amend the Articles of Incorporation to authorize 800,000,000 shares of Common Stock. The additional authorized Common Stock shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now issued and outstanding.

We propose to amend only Article 3 of our Articles of Incorporation only to change the number of authorized shares of Common Stock. If amended, Article 3 of the Company's Articles of Incorporation shall read as follows:

"3. The aggregate number of shares which the corporation shall have authority to issue shall consist of 800,000,000 shares of Common Stock having a par value of $0.005 per share. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.”

A copy of the proposed amended Articles of Incorporation for the Company is attached hereto as Annex A.

Other than as described herein, the Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of our business, or shares which may be issued under our stock option, stock purchase, and other existing employee benefit plans, or in connection with currently outstanding convertible notes, options and warrants exercisable for shares of our Common Stock.

The Board of Directors believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue to provide the Company with adequate flexibility in the future to be able to consider certain corporate opportunities that may arise and would require that we have sufficient available shares to enter into such corporate opportunities that may include, among other things, equity financing, acquisition transactions or strategic relationships. However, none are known or contemplated at this time.

If the Company’s Articles of Incorporation are not amended as proposed, it is possible that, by September or October of 2008, the Company may not have enough shares of Common Stock authorized and available for registration to permit the full exercise of all issued and outstanding warrants or the full conversion of convertible instruments currently outstanding or may have to pay current interest on its Senior Secured Amortizing Convertible Notes in cash, rather than by delivering Common Stock. For this reason alone we believe that the amendment to the Company’s Articles of Incorporation in order to increase our authorized Common Stock is critically important to the Company and its shareholders, as it allows the Company to conserve its cash for corporate purposes. The proposed amendment to Article 3 of our Articles of Incorporation would permit the issuance of additional shares of Common Stock up to the new 800,000,000 maximum authorization without further action or authorization by stockholders (except as may be required in a specific case by law or by the rules of any exchange or quotation service that may in the future be applicable to the Company). The Board believes it is prudent for the Company to have this flexibility. However, the issuance of additional shares of Common Stock would dilute the ownership and voting rights of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

Vote Required

Approval of the proposal to amend our Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date, or 87,354,947 shares.

Recommendation of our Board of Directors

On July 10, 2008, our Board of Directors approved the amendment to Article 3 of our Articles of Incorporation to bring the total number of authorized shares of Common Stock to 800,000,000 as set forth in Annex A. The directors also directed that the amendment be submitted to the Company's stockholders for approval as required by the Nevada Revised Statutes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

PROPOSAL NO. 2

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT STAN YAKATAN, JOHN F. LANZAFAME, THEODORE A. GREENBERG, BONITA L. LABOSKY, GUENTER JAENSCH, TRAVIS E. BAUGH, AND HAROLD GUBNITSKY AS MEMBERS OF THE BOARD OF DIRECTORS FOR ONE YEAR TERMS STARTING ON THE DATE OF THE SPECIAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS WILL BE ELECTED.

On July 10, 2008, our Board of Directors recommended that these seven nominees be submitted to the shareholders for election to the Board of Directors of the Company on the date of the Special Meeting for a term of one year starting on the date of the special meeting or until their respective successors will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

PROPOSAL NO. 3

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE CORPORATION’S 2008 INCENTIVE STOCK PLAN

On February 1, 2008, the Company adopted the 2008 Incentive Stock Plan, and on July 10, 2008, the Board of Directors approved the 2008 Incentive Stock Plan, subject to the approval of the Company’s shareholders, resolving that the 2008 Incentive Stock Plan should be submitted to the Company’s shareholders for approval at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

PROPOSAL NO. 4

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE FREED, MAXICK & BATTAGLIA, CPAS, PC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

PROPOSAL NO. 5

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

OTHER MATTERS TO COME BEFORE THE MEETING

If any business not described herein should properly come before the meeting the Proxy Committee, consisting of Stuart McDonald and Rebecca Dunn, will vote the shares represented in accordance with their best judgment. At this time the proxy statement went to press, the company knew of no other matters which might be presented for Stockholder action at the meeting.

* * * * *

The above Notice and Proxy Statement are sent by order of the Board of Directors.

MANAGEMENT INFORMATION

The following table sets forth information regarding our executive officers and directors. Each of our executive officers has been elected by our board of directors and serves until his or her successor is duly elected and qualified.

Name	Age	Position
Stan Yakatan	65	Director and Chairman of the Board
John F. Lanzafame	41	Director, Chief Executive Officer
Theodore A. Greenberg	48	Director
Bonita L. Labosky	66	Director
Guenter Jaensch	69	Director
Travis E. Baugh	53	Director
Harold Gubnitsky	45	Director
Stuart G. MacDonald	58	Vice-President — Research and Development
Margaret V. Russell	43	Chief Financial Officer, Secretary and Treasurer

VOTING SECURITIES

As of July 25, 2008, the Record Date, 174,709,892 shares of the Company’s Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

The following table sets forth the beneficial ownership information of our common stock at July 25, 2008, for:

•	each person known to us to be the beneficial owner of more than 5% of our common stock

•	each named executive officer;

•	each of our directors; and

•	all of our named executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned. We have based our calculation of the percentage of beneficial ownership on 174,709,892 shares of common stock outstanding on July 25, 2008.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 25, 2008. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares		Beneficially Owned
Beneficial Owner	Number		Percent
Directors:
Travis E. Baugh
5483 Partridge Hill Road
Great Valley, NY 14741	150,000	(1)	*

Theodore A. Greenberg
530 F Grand Street
New York, NY 10002	259,000	(1)	*

Harold R.Gubnitsky
17351 SW 58th Street
Southwest Ranches, FL 33331	150,000	(1)	*

Guenter H. Jaensch
16065 Bristol Isle Way
Delray Beach, FL 33446	1,896,000	(2)	1.1%

Bonita L. Labosky
3067 East Lake Road
Skaneateles, NY 13152	256,000	(1)	*

Stan Yakatan
155 Lyndon Street - First Court
Hermosa Beach, CA 90524	500,000	(3)	*

Named Executives:

John F. Lanzafame	2,068,333	(4)	1.2%
605 French road
Fairport, NY 14450

Stuart G. MacDonald	1,400,000	(5)	*
4663 East Lake Road
Pultneyville, NY 14538

Margaret V. Russell	340,000	(6)	*
594 Adams Road
Webster, NY 14580

Other:
Myotech, LLC	4,923,080		2.98%
15 Schoen Place
Pittsford, NY 14534

All Directors and Named Executive Officers as a Group (9 persons)	7,019,333	(7)	4.02%

(1) Includes shares issuable upon exercise of currently-exercisable options and includes 150,000 shares of restricted stock awarded in March 2008.

(2) Includes 1,071,500 shares issuable upon exercise of currently-exercisable options and 150,000 shares of restricted stock awarded in March 2008. Also includes 225,000 shares owned by Dr. Jaensch's wife. Dr. Jaensch disclaims beneficial ownership of the shares held by his wife.

(3) Includes 340,000 shares issuable upon exercise of currently-exercisable options and 150,000 shares of restricted stock awarded in March 2008, held by Mr. Yakatan.

(4) Issuable upon exercise of currently-exercisable options held by Mr. Lanzafame.

(5) Includes 1,310,000 shares issuable upon exercise of currently-exercisable options held by Mr. MacDonald.

(6) Includes shares issuable upon exercise of currently-exercisable options.

(7) Includes shares issuable upon exercise of options, and restricted stock as described in notes 1 through 3 above. Also includes shares as to which beneficial ownership is disclaimed, as described in note (1) above.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 10, 2008, the Board of Directors appointed the firm of FREED, MAXICK & BATTAGLIA, CPAS, PC. as the Company’s independent registered public accounting firm, subject to ratification by the stockholders at the Special Meeting, to audit the accounts of the Company with respect to our operations for the year ending February 28, 2009 and to perform such other services as may be required. Should this firm of auditors be unable to perform these services for any reason, the Board of Directors will appoint another independent registered public accounting firm to perform these services. As long as a quorum is present, a majority of votes cast at the meeting is necessary to ratify the appointment of the independent registered public accounting firm.

The Board of Directors requires pre-approval of services to be provided by FREED, MAXICK & BATTAGLIA, CPAS, PC. The Board’s policy is that each of its independent directors has the authority to pre-approve non-audit services. Each member is required to report any pre-approval decisions to the entire Board of Directors at its next scheduled meeting. The firm was not engaged by the Company to provide services prior to the second quarter of the fiscal year ended February 29, 2008.

The fees paid to FREED, MAXICK & BATTAGLIA, CPAS, PC., our principal independent registered public accounting firm, during 2008 are as follows:

2008
(a) Audit Fees(1)	$162,000
(b) Audit-related fees	$8,409
(c) All Other Fees (not reflected in (a) - (b))	$0

(1)
Includes the aggregate fees and expenses estimated or billed for professional services rendered by FREED, MAXICK & BATTAGLIA, CPAS, PC. for the integrated audit of the Company’s annual consolidated financial statements for the fiscal year and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of the fiscal year ended February 29, 2008. The firm was not engaged to provide services in connection with the Corporation’s financial statements related to the fiscal year ended February 28, 2007.

Representatives of the firm of FREED, MAXICK & BATTAGLIA, CPAS, PC. are expected to be present at the Special Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, proxy statements and other information with the SEC relating to our business, financial statements and other matters.

Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 100 Fifth Street, N.E., Judiciary Plaza, Washington, D.C. 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to Secretary of the Company, c/o 15 Schoen Place, Pittsford, New York 14534.

Proxy Card

BIOPHAN TECHNOLOGIES, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 12, 2008 AT 10:00 AM.
THE LENNOX TECH ENTERPRISE CENTER
150 LUCIUS GORDON DRIVE,
WEST HENRIETTA, NEW YORK 14586

The undersigned hereby appoints Stuart McDonald and Rebecca Dunn, and each of them, as proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of Biophan Technologies, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before our Special Meeting of Stockholders to be held on September 12, 2008, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. IF NO OTHER INDICATION IS MADE, AT THE MEETING AND AT ANY AND ALL ADJOURNMENTS THEREOF, THE PROXY HOLDERS WILL VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 800,000,000 SHARES.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES.

PLEASE MARK YOUR VOTE LIKE THIS. ☒

PROPOSAL 1.

1. TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO EIGHT HUNDRED MILLION (800,000,000) SHARES.

☐ FOR ☐ AGAINST ☐ ABSTAIN

________________________________________________________

PROPOSAL NO. 2

2. TO ELECT STAN YAKATAN, JOHN F. LANZAFAME, THEODORE A. GREENBERG, BONITA L. LABOSKY, GUENTER JAENSCH, TRAVIS E. BAUGH, AND HAROLD GUBNITSKY AS DIRECTORS FOR ONE YEAR TERMS STARTING ON THE DATE OF THE SPECIAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS WILL BE ELECTED.

☐ FOR ☐ AGAINST ☐ ABSTAIN

__________________________________________________________

PROPOSAL NO. 3

3. TO APPROVE THE CORPORATION’S 2008 INCENTIVE STOCK PLAN

☐ FOR ☐ AGAINST ☐ ABSTAIN

_____________________________________________________________

PROPOSAL NO. 4

4. TO APPROVE FREED, MAXICK & BATTAGLIA, CPAS, PC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2009.

☐ FOR ☐ AGAINST ☐ ABSTAIN

_______________________________________________________________

PROPOSAL NO. 5

5. TRANSACT ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING

☐ FOR ☐AGAINST ☐ ABSTAIN

_____________________________________________________________

I PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS. [Y] [N]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated: ______________________, 2008

Signature	Signature (Joint Owner)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a stockholder should give their full title. Please date the proxy.

Annex A

Certificate of Amendment
(Pursuant to NRS 78.385 and 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation: Biophan Technologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read in its entirety as follows:

"3. The aggregate number of shares which the corporation shall have authority to issue shall consist of 800,000,000 shares of Common Stock having a par value of $0.005 per share. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: ____%.

4. Effective date of filing (optional): _______________________________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):_______________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Annex B

Biophan Technologies, Inc.
2008 Incentive Stock Plan

Article 1. Establishment, Objectives, and Duration

1.1 Establishment of Plan. Biophan Technologies, Inc., a Nevada corporation (the “Company”), hereby adopts the “Biophan Technologies, Inc. 2008 Incentive Stock Plan” (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options and Stock Awards. Subject to approval by the Company’s stockholders, this Plan shall become effective as of the date on which this Plan is approved by the Board of Directors (the “Effective Date”).

1.2 Objectives of Plan. The objectives of this Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

This Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

1.3 Duration of Plan. This Plan shall remain in effect, subject to the right of the Committee to amend or terminate this Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to this Plan’s provisions. However, in no event may an Award of an Incentive Stock Option be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Anniversary Date” shall mean the date on which a Director was elected or appointed to the Board.

2.2 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options or Stock Awards.

2.3 “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Change in Control” shall be deemed to have occurred under any one or more of the following conditions:

i.
if, within one year of any merger, consolidation, sale of a substantial part of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were Directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (“Voting Stock”));

ii.
if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

iii.
if any Person becomes, after the date this Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s Voting Stock;

iv.	the dissolution or liquidation of the Company is approved by its stockholders; or

v.
if the members of the Board as of the date this Plan is adopted (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer this Plan. The full Board of Directors, in its discretion, may act as the Committee under this Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to Non-Employee Directors. To the extent permitted by law, the Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in this Plan. In the event of a delegation to one or more members of the Committee or an officer, the term "Committee" as used herein shall include the member or members of the Committee or officer with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of this Plan.

2.9 “Company” means Biophan Technologies Inc., a Nevada corporation, together will all subsidiaries thereof, and any successor thereto as provided in Article 16 hereof.

2.10 “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.11 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under this Plan.

2.12 “Disability” shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

2.13 “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.14 “Employee” means any employee of the Company or its Subsidiaries.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “Fair Market Value” as of any date and in respect of any Share means (i) if the Shares are listed on a national exchange, the closing price per Share of the Company’s Shares on such stock exchange on such date, provided at least one sale of Shares took place on such exchange on such date, and, if not, then on the basis of the closing price on the last preceding date on which at least one sale on such exchange did occur, or (ii) if the Shares are not listed on a national exchange, the last reported sale price per Share in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market, or (iii) if the Shares are not publicly traded, then the value as determined by the Committee in good faith.

2.17 “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.18 “Independent Contractor” means a person, including without limitation a member of the Company’s Scientific Advisory Board or a consultant, engaged by the Company for a specific task, study or project who is not an Employee.

2.19 “Insider” shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.20 “Key Employee” shall mean an individual as defined in Code Section 416(i) (without regard to paragraph (5) thereof) of the Company.

2.21 “Non-Employee Director” shall mean any Director who is not an employee of the Company or a member of the immediate family of an employee of the Company.

2.22 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.23 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.24 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.25 “Participant” means an Employee, Director or Independent Contractor who has been selected to receive an Award or who has an outstanding Award granted under this Plan.

2.26 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.27 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

2.28 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a “group” as defined in Section 13(d) thereof and the rules promulgated.

2.29 “Restricted Stock” means a Stock Award granted to a Participant that is subject to conditions established by the Board or the Committee as set forth in the Restricted Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives and other measurements of Company performance.

2.30 “Retirement" means termination of a Participant’s employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

2.31 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.32 “Shares” means shares of the Company’s common stock, par value $.0005 per share.

2.33 “Stock Awards” means a grant of Restricted Stock or other Shares to a Participant pursuant to Article 8.

2.34 “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, “Subsidiary” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

2.35 “Ten Percent Stockholder” means an employee who at the time an ISO is granted owns or is treated as owning under the applicable Treasury Regulations, Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or any Subsidiary, within the meaning of Code Section 422.

Article 3. Administration

3.1 General. Subject to the terms and conditions of this Plan, this Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are “outside directors”, as that term is defined in Code Section 162(m) and the regulations thereunder.

3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and Independent Contractors who shall be offered the opportunity to participate in this Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with this Plan; construe and interpret this Plan and any agreement or instrument entered into under this Plan; establish, amend, or waive rules and regulations for this Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in this Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority herein to officers of the Company. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any Award granted hereunder.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to this Plan and Maximum Awards

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under this Plan shall be ten million (10,000,000). Of such ten million Shares, one million (1,000,000) Shares may be issued through Incentive Stock Options and nine million (9,000,000) Shares may be issued through Stock Awards and Non-Qualified Stock Options. Any Shares covered by an Award (or portion of an Award) granted under this Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. Shares may be authorized, unissued shares or Treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to this Plan. The maximum aggregate number of Shares that may be granted pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,000,000.

4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, a proportionate adjustment shall be made in (i) the number and class of Shares available under this Plan, in the number and class of and/or price of Shares subject to outstanding Awards granted under this Plan, and in all references to numbers of Shares set forth in this Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with this Plan’s or any Award’s meeting the requirements of Section 162(m) of the Code, as from time to time in effect.

Article 5. Eligibility and Participation

5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and Independent Contractors of the Company and its Subsidiaries.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Independent Contractors, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

5.3 Awards for Non-Employee Directors

(a)
Each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Stock Award of 150,000 Shares of Restricted Stock, effective as of the date of his or her election or appointment to the Board, on the terms and conditions set forth in this Plan. All Restricted Stock awarded pursuant to this Section 5.3(a) shall vest upon the completion by such Non-Employee Director of one (1) year of board service measured from the date of grant.

(b)
Each Non-Employee Director who remains a Director continuously during the one year period beginning on: (i) the date of his or her election or appointment to the Board; or (2) his or her Anniversary Date and ending on the next Anniversary Date shall be granted a Nonqualified Stock Option to purchase 40,000 Shares, on the terms and conditions set forth in this Plan, at an option price per Share equal to the Fair Market Value of a Share on the date of such grant.

(c)
Each Option granted to a Non-Employee Director pursuant to Section 5.3(b) shall vest and become fully exercisable upon the completion by such Non-Employee Director of one year of Board service measured from the date of grant. All Options granted to Non-Employee Directors pursuant to Section 5.3(b) shall expire on the tenth (10th) anniversary of the date of grant, subject to earlier termination as provided in Article 12.

(d)
The right of Non-Employee Directors to receive Awards pursuant to this Section 5.3 shall be in lieu of all rights to receive options automatically under the Company’s 2001 Stock Option Plan (2005 Restatement), the Company’s 2006 Incentive Stock Plan or any other plan that does not specifically provide that such options or other Award are in lieu of or in addition to the Stock Awards to which the Non-Employee Directors are entitled under this Plan.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant. The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. If an ISO is granted to a Ten Percent Stockholder the Option Price shall be at least 110 percent of the Fair Market Value of the stock subject to the ISO.

6.4 Duration of Options. Except as otherwise provided in this Plan, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date the ISO was granted. However, in the case of an ISO granted to a Ten Percent Stockholder, the ISO by its terms shall not be exercisable after the expiration of five years from the date such ISO is granted.

6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) subject to the Committee’s approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Nontransferability of Options.

(a)
Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during such Participant’s lifetime only by such Participant.

(b)
Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.

6.9 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under this Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7. Reserved

Article 8. Stock Awards

8.1 Grant of Stock Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Stock Awards to Participants in such amounts as the Committee shall determine. All or any part of any Stock Award may, but need not be, Restricted Stock.

8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant.

8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

Article 9. Reserved.

Article 10. Performance Measures

Unless and until the Committee proposes for stockholder vote and the Company’s stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)	Earnings per share;

(b)	Net income (before or after taxes);

(c)	Cash flow (including, but not limited to, operating cash flow and free cash flow);

(d)	Gross revenues;

(e)	Gross margins;

(f)	EBITDA; and

(g)	Any of the above measures compared to peer or other companies.

(h)	Scientific milestones and objectives

(i)	Cost containment goals

(j)	Achievement of other business objectives

Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 11. Rights of Participants

11.1 Employment. Nothing in this Plan shall confer upon any Participant any right to continue as an Employee, Director or Independent Contractor of the Company or its Subsidiaries, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment, directorship or engagement as an Independent Contractor at any time.

11.2 Participation. Except as expressly provided in Section 5.3 with respect to Non-Employee Directors, no Employee, Director or Independent Contractor shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive any future Award.

11.3 Rights as a Stockholder. Except as provided in Sections 8.5 and 8.6 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

Article 12. Termination of Employment/Directorship/Consultancy

Upon termination of the Participant's employment, directorship or service as a member of the Company’s Scientific Advisory Board for any reason other than Retirement, Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Retirement, Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant's Retirement, Disability or death, all Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of a Participant’s Disability or death shall become immediately vested and/or exercisable on the date of termination due to Retirement, Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant's Retirement, Disability or death, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant’s rights under any outstanding Award at any time on or prior to the original expiration date of the Award; provided, however, that if an Award is an ISO, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant’s rights under any outstanding Award at any time on or prior to the earlier of (i) the original expiration date of the Award or (ii) (A) in the case of Retirement, the expiration of three (3) months after the date of termination or (B) in the case of Disability or death, the first anniversary of the date of termination.

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of this Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in this Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of an Independent Contractor, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of a particular Participant’s service as an Employee, Director or Independent Contractor, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document.

An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 13. Change in Control

In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

(a)
elect to terminate Options in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option to the extent the Option has vested exceeds the exercise price with respect to such Shares;

(b)
elect to terminate Options provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options for a specified period of time (of not less than 15 days) from the date of notification and before the Option is terminated;

(c)
permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(d)	amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

(e)	implement any combination of the foregoing.

Article 14. Amendment, Modification, and Termination

14.1 Amendment, Modification, and Termination. Subject to the terms of this Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate this Plan in whole or in part.

14.2 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

14.3 Stockholder Approval Required for Certain Amendments. Stockholder approval will be required for any amendment of this Plan that does any of the following: (a) increases the maximum number of Shares subject to this Plan; (b) changes the designation of the class of persons eligible to receive ISOs under this Plan; or (c) modifies this Plan in a manner that requires stockholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

Article 15. Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options, and (ii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 16. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Article 17. General Provisions

17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.2 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.3 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

17.5 Registration. The Company shall use reasonable endeavors to register Shares issued pursuant to Awards under the Securities Act on Form S-8 or other suitable Form and to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

17.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

17.8 Noncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

17.9 Governing Law. This Plan and each Award Agreement shall be governed by the laws of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Rochester, New York, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

17.10 Compliance with Code Section 409A. No Award that is subject to Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision in this Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of February 1, 2008	Biophan Technologies, Inc.

	By:	/s/ John F. Lanzafame
John F. Lanzafame
Chief Executive Officer

BIOPHAN TECHNOLOGIES, INC.
AWARD AGREEMENT UNDER
2008 INCENTIVE STOCK PLAN

This Award Agreement ("Agreement") is made and entered into as of the date set forth below, by and between BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and the employee of the Company named in Section 1(c). ("Employee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Award Information.

(a) Type of Award (stock, option, etc.): _________________

(b) Date of Award:  __________________

(c) Name of Employee:  __________________

(d) Number of Shares Covered by Award: _______________

(d) Exercise Price (if any): ______________

2. Acknowledgements.

(a) Employee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Award is being granted.

(c) The Board has authorized the granting to Employee of an Award under the Plan, in the form of incentive stock options (the "Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Employee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(d) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(e) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by the Options as of the date hereof (unless Employee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock on the date hereof).

4. Term of the Options; Continuation of Employment. The Options shall expire, and all rights hereunder to purchase the Shares shall terminate five (5) from the date hereof. The Options shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Employee's employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Employee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Employee from the rate in existence at the date hereof.

5. Vesting of Award; Option. Subject to the provisions of Sections 7 and 8 hereof, the Award (and, if Options, the Options) shall vest (and Options shall become exercisable) during the term of Employee's employment in four (4) equal annual installments of twenty-five percent (25%) of the Shares (or the Options, as the case may be) the first installment of which shall be vested (and, in the case of Options, exercisable) on the six (6) month anniversary of the date of this Agreement (the "Initial Vesting Date"), with an additional twenty-five percent (25%) of such Shares (or Options, exercisable) on each of the three (3) successive anniversaries of the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option). Additionally, and notwithstanding any other provisions of this Agreement to the contrary, the Shares (or Options, as the case may be) shall become fully vested (and the Options fully exercisable) upon the death or the Disability (as defined in the Plan) of the Employee, or in the event of a Change in Control (as defined in the Plan).

6. Exercise. The Options shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Agreement, the Options may be exercised by presentation and surrender to the Company of the Options to be exercised, at its principal executive offices, with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender the Options for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per Share exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. The Options shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Employee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Employee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Employee (or if the Employee shall die after such termination, but prior to such exercise date, Employee's personal representative or the person entitled to succeed to the Options) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part the Options to the extent, but only to the extent, that the Options were exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Employee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Employee is terminated "for cause" or by the terms of the Plan or this Option Agreement or by any employment agreement between the Employee and the Company, the Options shall automatically terminate as to all Shares covered by the Options not exercised prior to termination. Unless earlier terminated, all rights under this Agreement shall terminate in any event on the expiration date of the Options as defined in Section 4 hereof.

8. Death of Employee. If the Employee shall die while in the employ of the Company, then all of Employee’s Shares (or Options, as the case may be) shall vest and Employee's personal representative or the person entitled to Employee's rights hereunder may at any time within six (6) months after the date of Employee's death, or during the remaining term of the Options, whichever is the lesser, exercise the Options and purchase Shares to the extent, but only to the extent, that Employee could have exercised the Options as of the date of Employee's death if fully vested at that time.

9. No Rights as Shareholder. Employee shall have no rights as a shareholder with respect to the Shares covered by any of the Options until the effective date of issuance of Shares following exercise of the Options, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by the this Award (or the Shares covered by the Options, if the award is a grant of Options, and the Exercise Price thereof), shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, the Options shall become fully vested and exercisable immediately prior to such date.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, the Options thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to the Options would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Employee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Agreement shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of the Options shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of this Options grant, Employee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of the Options, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew the Options or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Employee, alter to the Employee's detriment or impair any rights of Employee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Employee represents and agrees that if Employee exercises the Options in whole or in part, Employee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of the Options in whole or in part, Employee (or any person or persons entitled to exercise the Options under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by the Options are registered under the Securities Act, either before or after the exercise of the Options in whole or in part, the Employee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Employee further represents that Employee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by the Options are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN AWARD AGREEMENT UNDER THE BIOPHAN TECHNOLOGIES, INC. 2008 INCENTIVE STOCK PLAN, DATED ____________, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Effects of Early Disposition. Employee understands that if an Employee disposes of shares acquired hereunder within two (2) years after the date of this Agreement or within one (1) year after the date of issuance of such shares to Employee, such Employee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Employee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Employee is an officer, director or ten percent holder of the Company. Employee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Employee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Employee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Employee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Employee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Employee; (iii) bankruptcy of Employee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Employee, to the extent that any of the Shares are allocated as the sole and separate property of Employee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Employee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Employee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Employee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Employee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Employee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Employee or the estate of Employee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Employee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d) Right of First Refusal. In the event Employee desires to transfer any Shares during his or her lifetime, Employee shall first offer to sell such Shares to the Company. Employee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Employee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Employee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Employee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Employee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Employee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 16 to the contrary, the Employee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Employee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Employee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Employee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17. Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Employee at the address last provided to the Company by Employee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Agreement, and the Options awarded hereby, are made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Employee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The Options have been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:	BIOPHAN TECHNOLOGIES, INC., a corporation

By:
Name:
Title:

EMPLOYEE:
By:
(signature)
Name:

Appendix A

NOTICE OF EXERCISE

Biophan Technologies, Inc.

15 Schoen Place
Pittsford, NY 14534

Re: Incentive Stock Option

1) Notice is hereby given pursuant to Section 6 of my Award Agreement in connection with the grant of Options I received under the Company’s 2008 Incentive Stock Plan that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Award Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2) I elect a cashless exercise pursuant to Section 6 of my Incentive Stock Option. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Options.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By:
(signature)
Name:

0088 Biophan Tech CST_01 8/7/08 10:38 AM Page 1

Biophan Technologies, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Biophan Technologies, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 11, 2008.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:
Call 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

Please mark your votes like this ☒

2. To elect seven (7) members of the Board of Directors to serve for one year terms starting on the date of the special meeting or until respective successors have been duly elected and qualify:

NOMINEES NAMES:
(01) Stan Yakatan
(02) John F. Lanzafame
(03) Theodore A. Greenberg
(04) Bonita L. Labosky
(05) Guenter Jaensch
(06) Travis E. Baugh
(07) Harold Gubnitsky

FOR all Nominees listed to the left (except as marked to the contrary) ☐
WITHHOLD AUTHORITY to vote for all Nominees listed ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
3. To adopt and approve the Amended and Restated 2008 Incentive Stock Plan;	☐	☐	☐
4. To ratify the appointment of Freed, Maxick & Battaglia, CPAS, P.C. as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2009; and	☐	☐	☐

5. To conduct such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION ***(THIS BOXED AREA DOES NOT PRINT)***

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:__________ **DATE:**_____ **TIME:**_____

Registered Quantity _____ **Broker Quantity**_____

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO SUNGUARD WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature __________ Signature __________ Date ______, 2008.

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint heirs should sign.)
Please mark, sign, date and mail the Proxy promptly.

0088 Biophan Tech CST_01 8/7/08 10:38 AM Page 2

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)